     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 1998

                                                                FILE NO. 2-60367
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                             ---------------------

                                   FORM N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    /X/

                        POST-EFFECTIVE AMENDMENT NO. 23                                /X/

                                      AND

                  REGISTRATION STATEMENT UNDER THE INVESTMENT
                              COMPANY ACT OF 1940                                      /X/



                                AMENDMENT NO. 20


                        (CHECK APPROPRIATE BOX OR BOXES)

                         ------------------------------
                            THE GNMA FUND INVESTMENT
                           ACCUMULATION PROGRAM, INC.

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                     P.O. BOX 9051                                               08543-9051
                 PRINCETON, NEW JERSEY                                           (ZIP CODE)
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-8501
                          MICHAEL J. PERINI, PRESIDENT
              THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
                   P.O. BOX 9051, PRINCETON, N.J. 08543-9051
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                   COPIES TO:
                            COUNSEL FOR THE PROGRAM:
                             DAVIS POLK & WARDWELL
                              450 LEXINGTON AVENUE
                              NEW YORK, N.Y. 10017
                       ATTENTION: PIERRE DE SAINT PHALLE

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)


               / / IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B) /X/ ON MAY 1, 1998 PURSUANT TO PARAGRAPH (B)
               / / 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)
               / / ON (DATE) PURSUANT TO PARAGRAPH (A)(I)
               / / 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(II) / / ON (DATE) PURSUANT TO PARAGRAPH (A)(II) OF RULE 485



           IF APPROPRIATE, CHECK THE FOLLOWING BOX:



               / / THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE
                   FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
                             CROSS REFERENCE SHEET


                               FORM N-1A ITEM                                        PROSPECTUS CAPTION
           ------------------------------------------------------  ------------------------------------------------------
PART A

1.         Cover Page............................................  Cover Page

2.         Synopsis..............................................  Fee Table

3.         Condensed Financial Information.......................  Financial Highlights

4.         General Description of Registrant.....................  Investment Policies and Considerations, General
                                                                     Information, Cover Page

5.         Management of the Fund................................  Fee Table, General Information, Back Cover

5A.        Management Discussion of Fund Performance.............  Annual Report dated December 31, 1997**

6.         Capital Stock and Other Securities....................  General Information, Distributions and Taxes

7.         Purchase of Securities Being Offered..................  Terms and Conditions of Participation, Back Cover

8.         Redemption or Repurchase..............................  Redemption

9.         Pending Legal Proceedings.............................  *

PART B

10.        Cover Page............................................  Cover Page

11.        Table of Contents.....................................  Back Cover

12.        General Information and History.......................  *

13.        Investment Objectives and Policies....................  Investment Policies and Restrictions

14.        Management of the Fund................................  Directors and Officers

15.        Control Persons and Principal Holders of Securities...  Directors and Officers

16.        Investment Advisory and Other Services................  Administration Agreement, General Information, Back
                                                                     Cover

17.        Brokerage Allocation..................................  Portfolio Transactions

18.        Capital Stock and Other Securities....................  *

19.        Purchase, Redemption and Pricing of Securities Being
             Offered.............................................  Net Asset Value, Redemption

20.        Tax Status............................................  Federal Taxes

21.        Underwriters..........................................  *

22.        Calculations of Performance Data......................  *

23.        Financial Statements..................................  Annual Report dated December 31, 1997**

PART C


    Information required to be included in Part C is set forth under the appropriate Item, so numbered in Part C to this Registration Statement.

------------------------

 *  Item inapplicable or answer negative.

**  Incorporated by reference in Statement of Additional Information.

                                 THE GNMA FUND
                     INVESTMENT ACCUMULATION PROGRAM, INC.
           ---------------------------------------------------------

Shares of


Common Stock                                        Prospectus dated May 1, 1998

--------------------------------------------------------------------------------


The GNMA Fund Investment Accumulation Program, Inc. (the "Program") is a mutual fund whose primary investment objectives are to obtain safety of capital and current income through investment in a portfolio consisting primarily of mortgage-backed securities of the modified pass-through type fully guaranteed as to principal and interest by The Government National Mortgage Association ("GNMA"). The full faith and credit of the United States is pledged to the payment of the GNMA guarantee but the Shares of the Program, as such, are not backed by this full faith and credit. There are, of course, market risks inherent in any investment in long-term securities, and there can be no assurance that the Program will attain its objectives. The Program will purchase and sell mortgage-backed securities and may incur profits or losses on these transactions. Shares of the Program are redeemable at any time at the net asset value next determined after receipt of a proper redemption request, which value may be more or less than the amount paid for the Shares. Shares in any Participant's account which has a value of less than $500 may be involuntarily redeemed if reinvestment of distributions on Units is discontinued. See "Redemption".



Shares of the Program are offered hereby without sales charge or investment management advisory fee to holders of Units of GNMA and certain other Series of Corporate Income Fund and Government Securities Income Fund in order to provide a means for the automatic reinvestment of distributions of interest income and principal and capital gains on those Units in Shares of the Program on the Terms and Conditions of Participation set forth herein. The address of the Program is P.O. Box 9051, Princeton, N.J. 08543-9051 and its telephone number is (609) 282-8501.



This prospectus sets forth concisely the information about the Program that a prospective investor ought to know before investing in the Program. Investors should read and retain this prospectus for future reference. A Statement of Additional Information dated May 1, 1998, containing additional and more detailed information about the Program, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference. It and the Program's annual report for the year ended December 31, 1997 can be obtained without charge by writing or calling the Program at the address and telephone number set forth above. The Commission maintains a Web Site that contains the Statement of Additional Information, material incorporated by reference and other information about the Program at http:// www.sec.gov.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   FEE TABLE


SHAREHOLDER TRANSACTION EXPENSES:
--------------------------------------------------------------------

  Maximum Sales Load Imposed on Purchases......................................       None
  Maximum Sales Load Imposed on Reinvested Dividends...........................       None
  Deferred Sales Load..........................................................       None
  Redemption Fee...............................................................       None

ANNUAL PROGRAM OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
FOR THE YEAR ENDED DECEMBER 31, 1997:
--------------------------------------------------------------------

  Management Fees..............................................................       None
  Rule 12b-1 Fees..............................................................       None
  Other Expenses
    Administration Fees.............................................       0.20
    Shareholder Servicing and Custodian Fees........................       0.25
    Other Expenses..................................................       0.12
  Total Other Expenses..............................................                 0.57%
  Total Program Operating Expenses.............................................      0.57%


EXAMPLE:

                                                             CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                                        ------------------------------------------------------
                                                           1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                        ------------  ------------  ------------  ------------
   An investor would pay the following expenses on a
   $1,000 investment, assuming an operating expense
   ratio of 0.57% and a 5% annual return throughout
   the periods........................................       $6           $18           $32           $71

    The Fee Table above is intended to assist investors in understanding the costs and expenses that an investor in the Program will bear directly or indirectly. See General Information-Administration Agreement.

    The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations. The Example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of the Example.

                              FINANCIAL HIGHLIGHTS


    The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Program by Deloitte & Touche LLP, independent auditors. Financial statements for fiscal year ended December 31, 1997 and the independent auditors' report thereon appear in the annual report of the Program for the year ended December 31, 1997, which has been incorporated by reference into the Statement of Additional Information.


    The following per share data and ratios have been derived from information provided in the Program's audited financial statements:

                                                               YEAR ENDED DECEMBER 31,
                          -------------------------------------------------------------------------------------------------
                            1997       1996       1995       1994       1993       1992       1991       1990       1989
                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

SELECTED DATA FOR A
  SHARE OF CAPITAL STOCK
  OUTSTANDING THROUGHOUT
  EACH YEAR:
Net Asset Value,
  Beginning of Year.....  $   20.59  $   21.10  $   19.24  $   21.39  $   21.66  $   22.00  $   21.00  $   20.81  $   19.95
                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Income From Investment
  Operations:
Net Investment Income...       1.40       1.41       1.41       1.43       1.53       1.72       1.83       1.87       1.95
Net Realized and
  Unrealized Gain (Loss)
  on Investments........       0.43      (0.53)      1.87      (2.14)     (0.20)     (0.34)      1.02       0.15       0.76
                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Total From
      Investment
      Operations........       1.83       0.88       3.28      (0.71)      1.33       1.38       2.85       2.02       2.71
                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Dividend Distributions
  from Net Investment
  Income................      (1.39)     (1.39)     (1.42)     (1.44)     (1.60)     (1.72)     (1.85)     (1.83)     (1.85)
                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net Asset Value, End of
  Year..................  $   21.03  $   20.59  $   21.10  $   19.24  $   21.39  $   21.66  $   22.00  $   21.00  $   20.81
                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL INVESTMENT
  RETURN................       9.16%      4.39%     17.54%     (3.36)%      6.32%      6.58%     14.27%     10.20%     14.21%
                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
SIGNIFICANT RATIOS/
  SUPPLEMENTAL DATA
Net Assets, End of Year
  (in thousands)........  $ 201,790  $ 207,769  $ 220,198  $ 204,032  $ 222,493  $ 174,838  $ 169,889  $ 158,471  $ 162,624
                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Operating Expenses to
  Average Net Assets....       0.57%      0.57%      0.58%      0.59%      0.62%      0.67%      0.65%      0.81%      1.04%
                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net Investment Income to
  Average Net Assets....       6.74%      6.84%      6.92%      7.12%      7.00%      7.90%      8.57%      9.10%      9.25%
                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Portfolio Turnover
  Rate..................          0%         0%         0%         0%         0%         0%         0%         0%         0%
                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------


                            1988
                          ---------
SELECTED DATA FOR A
  SHARE OF CAPITAL STOCK
  OUTSTANDING THROUGHOUT
  EACH YEAR:
Net Asset Value,
  Beginning of Year.....  $   20.28
                          ---------
Income From Investment
  Operations:
Net Investment Income...       1.93
Net Realized and
  Unrealized Gain (Loss)
  on Investments........      (0.31)
                          ---------
    Total From
      Investment
      Operations........       1.62
                          ---------
Dividend Distributions
  from Net Investment
  Income................      (1.95)
                          ---------
Net Asset Value, End of
  Year..................  $   19.95
                          ---------
                          ---------
TOTAL INVESTMENT
  RETURN................       8.18%
                          ---------
                          ---------
SIGNIFICANT RATIOS/
  SUPPLEMENTAL DATA
Net Assets, End of Year
  (in thousands)........  $ 170,265
                          ---------
                          ---------
Operating Expenses to
  Average Net Assets....       1.03%
                          ---------
                          ---------
Net Investment Income to
  Average Net Assets....       9.44%
                          ---------
                          ---------
Portfolio Turnover
  Rate..................          1%
                          ---------
                          ---------

                                                                               AVERAGE NUMBER
                                               AMOUNT OF     AVERAGE AMOUNT   OF REGISTRANT'S
                                                  DEBT          OF DEBT            SHARES
                                              OUTSTANDING     OUTSTANDING       OUTSTANDING       AVERAGE AMOUNT
                                               AT END OF       DURING THE        DURING THE      OF DEBT PER SHARE
YEAR                                             PERIOD          PERIOD            PERIOD        DURING THE PERIOD
--------------------------------------------  ------------  ----------------  ----------------  -------------------
1988........................................  $  3,449,434    $  5,517,788      $  8,657,390         $    0.64
1989........................................     2,471,885       5,642,000         8,126,612              0.69
1990........................................     3,279,477       1,169,000         7,624,749              0.15
1991........................................             0         679,000         7,484,492              0.09
1992........................................             0       1,850,000         7,821,894              0.24



    Since December 31, 1992 the Program has not had any outstanding debt. Further information about the performance of the Program is contained in the 1997 Annual Report, which can be obtained without charge upon request.


                     TERMS AND CONDITIONS OF PARTICIPATION


    All persons who are or who become registered holders of units (the "Units") of any Series ("Unit Trust Series") of Corporate Income Fund or Government Securities Income Fund offering reinvestment in the Program are eligible to participate in the Program and are herein called "Holders". Holders include brokers or nominees of banks and other financial institutions which are or become registered holders of Units. Eligibility is subject to the terms and conditions of participation (the "Terms and Conditions") set forth under this caption.



    Holders who are participating in the Program and whose Units are therefore subject to these Terms and Conditions are herein called "Participants". The Bank of New York acts as the Program Agent (the "Agent") for the Participants. All securities, cash and other similar assets of the Program are held by the Agent as custodian. The Agent also acts as the Program's dividend disbursing agent, transfer agent and registrar; Transaction Agent in executing purchases and sales of Securities for the Program's portfolio and performs certain other services for the Program.



    Distributions on Units of Unit Trust Series will be paid in cash unless Holders elect to reinvest such distributions in the Program by sending a notice in writing to the Agent. Each Holder participating in the Program will receive a copy of the current Program prospectus; a Holder not participating in the Program may request a copy of this prospectus. Holders of Units may elect to participate in the Program or to change a previous election by written notice to the Trustee of their Unit Trust Series. Notice of any change in the basis of participation or of election to participate in the Program must be received by the Program Agent in writing at least ten days prior to the Record Day for the first distribution to which such notice is to apply.


    Distributions being reinvested (both on Unit Trust Series and on the Program) purchase full and fractional Shares (without sales charge) at their net asset value, as determined by an evaluator based on quotes on comparable securities, computed at 3:30 p.m. New York time on the distribution date. However, there is no limitation on the sales charge, if any, at which Shares may be offered or the types of investors to whom offerings may be made in the future. Subject to standards of valuation established and monitored from time to time by the Program's Board of Directors, the Evaluator determines the value of the Securities in the Program's portfolio, generally by obtaining quotes on comparable securities on the basis of the price at which it believes the Program could sell those securities. The net asset value is computed by adding to the value of the Securities in the Program's portfolio any cash and other assets, subtracting liabilities including accrued expenses and dividing by the number of Shares outstanding.


    Under these Terms and Conditions, each distribution on a Participant's Units being reinvested on the date of such distribution will automatically be received by the Agent on behalf of such Participant and applied to purchase Shares at net asset value, without sales charge. In the case of Holders whose distributions of principal are being invested in the Program, the proceeds of redemption or payment at maturity of securities held in the Unit Trust Series represented by the Holder's Units will be invested in Shares, rather than being distributed in cash to the Holder. Distributions by the Program of its net ordinary income and its capital gain net income will be reinvested in the same manner unless the Participant elects, by written notice to the Agent, not to have such distributions reinvested in Shares (see "Distributions and Taxes").

    In addition to their right to redeem their Shares and receive a payment equal to the net asset value thereof (see "Redemption"), Participants may, by notice in writing received by the Agent at least ten days prior to the record day applicable to the distribution (the Agent will deliver a copy of such notice to the trustee for the respective Unit Trust Series), elect to (i) terminate their participation in the Program and thereafter receive all distributions on their Units in cash, (ii) terminate their participation as to distributions of principal on their Units and thereafter receive distributions in cash out of the capital accounts for the respective Unit Trust Series or (iii) terminate their participation as to distributions of net interest income on their Units and thereafter receive future distributions in cash out of the income accounts for the respective Unit Trust Series.


    All the costs of administering and offering the Program and these Terms and Conditions are borne by the Program subject to the assumption of certain expenses referred to herein under "General Information" by the Administrators and the Sponsors. The Administrators of the Program (the "Administrators") are Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Prudential Securities Incorporated, Dean Witter Reynolds Inc. and Smith Barney Inc., who along with PaineWebber Incorporated, are Sponsors of Unit Trust Series. The Administrators receive from the Program as annual compensation, payable monthly, for their services in connection with the Program a fee of 0.2% of the average net assets of the Program (see "Administration Agreement").


    The Agent will mail to each Participant a report of each transaction undertaken for the Participant in receiving distributions and purchasing Shares. Distributions on Units which are applied to purchase Shares are considered to have been distributed to Participants for Federal income tax purposes and all taxes which are payable in respect to those distributions must be paid by Participants regardless of participation in the Program. Semi-annual financial statements of the Program, including its portfolio and information relating to net asset value per Share, are distributed to Participants.

    If the Holder is a broker or a nominee of a bank or another financial institution the Trustee and Agent will apply these Terms and Conditions on the basis of the respective numbers of Units certified from time to time by that Holder to be the total numbers of Units registered in its name and held for the accounts of beneficial owners who are to participate in the Program, upon the several bases of participation offered by the Program at the time. It is anticipated, however, that, due to administrative problems connected with Units held in "street name" other than by Merrill Lynch, Units may be registered in the names of the beneficial owners thereof unless such owners elect not to participate in the Program. The Agent establishes an account for each Participant under which Shares are held for safekeeping unless requested by the Participant to issue certificates for these Shares.


    Merrill Lynch or its nominee holds in its name Program Shares for the accounts of customers whose Unit Trust Series are held in Merrill Lynch accounts and who elect to reinvest in the Program. These Shares may be transferred to an account in the customer's name with the Agent upon request. Merrill Lynch maintains records identifying the names and addresses of these customers and their Share balances, and will be compensated for these services by the Agent out of fees it receives from the Program. During the year ended December 31, 1997, the Agent paid Merrill Lynch $131,956 for these services.


    Experience may indicate that changes in these Terms and Conditions are desirable or that this offering should be terminated. Such changes may be made or this offering may be terminated at the direction of the Board of Directors (the "Board") of the Program without notice to any Participant. The Board may at any time appoint a substitute Agent, Transaction Agent or an additional agent to act for the Program.

                     INVESTMENT POLICIES AND CONSIDERATIONS

    In seeking to obtain safety of capital and current income, the Program's portfolio will consist primarily of mortgage-backed securities of the modified pass-through type fully guaranteed as to principal and interest by GNMA ("Ginnie Maes"). However, the Administrators may direct from time to time that some of the Program's assets be maintained in cash or U.S. Treasury Bills ("Bills") with a maturity of not more than 30 days from the date of purchase.

    The Ginnie Maes are modified pass-through certificates, each representing an interest in a pool of mortgages on residential housing. Timely payment of principal and interest on those mortgages is guaranteed by GNMA whose guarantees, in the opinion of an Assistant Attorney General of the United States, "constitute general obligations of the United States backed by its full faith and credit." The Bills are direct obligations of the United States, backed by its full faith and credit. However, the value of these securities is subject to fluctuations based on changing market interest rates. An investment in the Program should be made with an understanding of the risks which an investment in fixed-rate long-term debt obligations without prepayment protection may entail, including the risk that the value of the portfolio and hence of the Shares will decline with increases in interest rates and that payments of principal may be received sooner than anticipated, especially if interest rates decline. The Administrators cannot predict future economic policies or their consequences or, therefore, the course or extent of interest rate fluctuations in the future.

    Holders of Ginnie Maes, including the Program, receive monthly distributions of interest due on the underlying mortgages, scheduled payments of principal on an amortized basis, and any prepayments. All of the mortgages in the pools relating to the Ginnie Maes in the portfolio are subject to prepayment without any significant premium or penalty at the option of the mortgagors (i.e., the homeowners). A number of factors, including mortgage market interest rates and homeowners' mobility, will affect the average life of the Ginnie Maes in the Portfolio. Accordingly, it is not possible to predict meaningfully prepayment levels regarding the Ginnie Maes in the Portfolio. It should be noted, however, that the potential for appreciation on Ginnie Maes which could otherwise be expected to result from a decline in interest rates may be limited by any increased prepayments by mortgagors as interest rates decline. Prepayments of principal on Ginnie Maes purchased at a premium over par will result in some loss on investment while prepayments on Ginnie Maes purchased at a discount from par will result in some gain on investment. If interest rates rise, the prepayment risk of higher yielding, premium Ginnie Maes and the prepayment benefit for lower yielding, discount Ginnie Maes will be reduced. Higher coupon premium Ginnie Maes are more likely to prepay than lower coupon, discount Ginnie Maes. Although the Program will reinvest payments and prepayments of principal in additional Ginnie Maes, there is no assurance that the interest rate at the time of reinvestment will be as advantageous as that on the securities being paid or prepaid. Further information concerning the nature and life of Ginnie Maes is included in the Statement of Additional Information.

    The Program is authorized to borrow money from banks. Borrowings are limited to 33% of the current value of total assets (including the borrowing) less liabilities (excluding any borrowing) and will be reduced within three days (excluding Sundays and holidays) or longer if permitted by the Securities and Exchange Commission if at any time borrowings exceed this limit. Any pledge or hypothecation of Program assets will only be made in connection with a borrowing, limited to 33% of the value of Program assets computed on the same basis. Borrowing may take the form of a sale of a Ginnie Mae accompanied by a simultaneous agreement as to its repurchase. It is presently intended that borrowings would be made only as an alternative to the sale of Ginnie Maes to meet redemptions and not to raise additional cash for investment. However, this practice could cause changes in the Program's share price to be magnified with changes in interest rates. Any investment gains made with borrowed monies in excess of interest paid (including a higher yield on the securities held than the interest cost) would cause the net asset value of Program shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the securities so held fails to cover their cost (including interest on the borrowings) to the Program, the net asset value of Program shares would decrease faster than would otherwise be the case.

This factor is known as "leverage" and can involve greater risk than a fund which does not retain investments in excess of its currently available funds.

    The foregoing policies under this caption are fundamental and can only be changed with a vote of Participants. Additional policies and restrictions of the Program which are fundamental policies are described in the Statement of Additional Information.

    It is the general policy to hold portfolio securities until maturity unless cash is required. Therefore, the Program's portfolio turnover rate has been minimal. See Supplementary Financial Information, above.

                                   REDEMPTION

    Shares may be redeemed by a request in writing to The Bank of New York, P.O. Box 974, Wall Street Station, New York, N.Y. 10268-0974, accompanied by any outstanding certificates for Shares being redeemed. The request or each certificate must be signed by the record owner or owners, with each signature guaranteed by an eligible guarantor institution (as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934). However, no guarantee is currently required for redemptions of less than $5,000 where the proceeds are to be reinvested through one of the Administrators in Units of a Unit Trust Series or certain other unit investment trusts sponsored by them and those Units are to be registered in the same name(s). The Program Agent may request further documentation from corporations, retirement plans, executors, administrators, trustees or guardians.

    Alternatively, repurchases may be effected, at no extra charge by the Program, through dealers with whom any of the Administrators have satisfactory agreements for the repurchase of Shares, provided that the same day price will be received only on orders received by the dealer before 3:30 p.m. and by the Administrator prior to the close of its business on that day (4:00 p.m., New York time). It is the responsibility of the dealer to transmit orders so that they will be received by the Administrator prior to its close of business. This arrangement is discretionary and may be withdrawn.


    The price received will be the net asset value next calculated (at 3:30 p.m. New York time each weekday except New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas) after receipt of the redemption request in proper form, and may be more or less than the amount paid by the Participant depending on the net asset value of the Shares at the time of redemption. Payment of the redemption price must be made within seven days after receipt of proper tender unless postponement is permissible under the Investment Company Act of 1940 by reason of closing of or restriction of trading on the New York Stock Exchange, or other emergency as determined by the Securities and Exchange Commission. If a Participant discontinues reinvestment of distributions on Unit Trust Series in the Program when the value of his Shares is less than $500, the Program reserves the right to redeem his Shares after 30 days' notice. For further information, see Redemption in the Statement of Additional Information.


                            DISTRIBUTIONS AND TAXES

    The Program expects to distribute on the 23rd of each month to Participants of record on the 22nd day of that month substantially all of its net ordinary income and to distribute annually its capital gain net income so it will not pay any income taxes or the excise tax on certain undistributed income of "regulated investment companies". Distributions will be reinvested in additional Shares at net asset value unless the Participant elects in writing to receive cash. Whether or not reinvested, distributions of net ordinary income and short-term capital gains are taxable to Participants as ordinary income (not eligible for the dividends-received deduction for corporations). Distributions of net capital gains (designated as capital gain dividends by the Program) are taxable to Participants as long-term capital gain, regardless of how long the Shares have been held by the Participant. However, Participants who are not subject to tax on their income will not be required to pay taxes on such amounts distributed to them. Participants are informed after each year of the amount and character of distributions. Distributions may also be subject to state and local taxes. Participants should consult their own tax advisers regarding specific questions as to Federal, state and local taxes.

    Certain Participants may be subject to a 31% withholding on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, Participants subject to backup withholding will be those for whom a certified Taxpayer Identification Number is not on file with the Program, or who, to the Program's knowledge, have furnished an incorrect number or with respect to whom the Internal Revenue Service has advised the Program that there must be backup withholding. When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he is not subject to backup withholding.

    Foreign Participants should be aware that distributions from the Fund generally will be subject to a withholding tax of 30%, or a lower treaty rate. Because interest income of the type received by the Program would generally not be subject to withholding if received directly by a Foreign Participant, an investment in the Program is likely to be appropriate for a Foreign Participant only when that Foreign Participant can utilize a foreign tax credit or corresponding benefit in respect of such withholding tax. Foreign Participants should consult their own tax advisers to determine whether an investment in the Program is appropriate.

    The Statement of Additional Information sets forth additional information regarding tax aspects of an investment in the Fund.

                              GENERAL INFORMATION

    The Program, a diversified, open-end management investment company, was incorporated in Maryland on November 17, 1977. Its business and affairs are managed under the direction of its Board of Directors, consisting of three individuals (one of whom is an officer and employee of one of the Administrators). The Board is responsible for the overall supervision of the operations of the Program, elects the officers of the Program annually and performs the various duties required of directors of investment companies by the Investment Company Act of 1940. The Statement of Additional Information contains further information regarding the directors and officers of the Program.

    The Program is authorized to issue 25 million shares ("Shares") of common stock, $.01 par value each. When issued, Shares are fully paid and non-assessable, participate equally in distributions and in assets upon liquidation, and have equal, non-cumulative voting rights (thus Participants holding more than 50% of the Shares could elect all of the Directors). The Shares have no preference, preemptive, conversion, exchange or similar rights and will be freely transferable. The Program does not intend to hold meetings of stockholders unless under the Investment Company Act of 1940 stockholders are required to act on any of the following matters: (i) election of directors, (ii) approval of an investment advisory agreement, (iii) ratification of the selection of independent auditors, (iv) approval of a distribution agreement or
(v) approval of an administration agreement.

    ADMINISTRATION AGREEMENT --The Program has retained the Administrators to supervise the Program's operations (excepting executions of portfolio transactions by the Transaction Agent). The Administrators are obligated to provide at their expense personnel to perform, subject to the authority of the Program's Board of Directors, overall management of the Program's business affairs, office space and related services. The Sponsors of the Unit Trust Series have agreed for the present to pay the expenses of Program prospectuses used in connection with the distribution and sales of Shares. The other costs and expenses of the Program, including the Administrators' and Agent's fees, printing and mailing and interest expenses, are borne by the Program. For their services, the Administrators receive a fee, payable in monthly instalments, of 0.2% annually of the value of the Program's average daily net assets. Further information about the terms of the Administration Agreement is contained in the Statement of Additional Information.

For the year ended December 31, 1997, the Program's total expenses were $1,159,322 (representing 0.57% of its average net assets), of which $404,394 was paid as Administration Agreement fees.


    TRANSACTION AGENT--The Transaction Agent is responsible for effecting transactions of purchases and sales for the Program's portfolio, subject to the general supervision of the Program's Board of Directors. The Program has a policy that securities transactions are placed with a broker or dealer only if the Transaction Agent expects to obtain the most favorable prices and executions of orders. As transactions in securities of the type held by the Program are generally made through securities dealers acting as principal and, as outlined in the Statement of Additional Information, the Program is prohibited from engaging in securities transactions with any of the Administrators or their affiliates acting as principal (as contrasted to acting as a broker), it is not expected that any substantial amount of these transactions will be effected with any of those firms.

    Securities acquired shall be backed by pools of mortgages with the longest average maturities reasonably available and, among those securities, those with the highest yield to maturity. Securities sold shall be those backed by pools of mortgages with the shortest average maturity in the Portfolio and, out of those securities, those with lowest yields to maturity (determined as provided in the Transaction Agency Agreement) shall be sold first. Net cash available for investment and net cash requirements will be determined taking into account cash generated by the issuance of Shares and by the receipt of the proceeds of maturities and redemptions of securities in the Program and the cash requirements of the Program for cash distributions, redemptions of Shares and expenses of the Program. The Administrators may establish levels from time to time at which uninvested cash in the Program and the amounts of maturities of Bills shall be maintained taking into account estimated net cash available for investment and net cash requirements, the anticipated size of individual purchase and sale transactions and the costs associated therewith and other factors which they deem to be relevant.

    Since the type and maturity of the Ginnie Maes and Bills which are to be purchased for the Portfolio are specifically fixed by the investment policies of the Program, the Transaction Agent has no investment discretion but merely performs the administrative function of selecting from among the Ginnie Maes and Bills offered from time to time which satisfy the Program's investment criteria the particular investments which offer the highest yields to maturity (determined as provided in the Transaction Agency Agreement) to the Program, taking into account the policy to achieve most favorable prices and executions. In purchasing and selling securities for the account of the Program, the Transaction Agent will receive transaction fees not exceeding those fees customarily and regularly charged to other accounts maintained by it for similar services.


    Because securities to be purchased and sold, reflecting cash available, are selected by formula, there is no investment discretion and the Program has no investment adviser. However, Philip G. Milot, Vice President of the Program since July 1992 and Director, Defined Asset Funds Division, Merrill Lynch, Pierce, Fenner & Smith Incorporated for more than five years, advises the Transaction Agent with respect to the solicitation of bids to buy and sell securities subject to that formula and as to which dealer should effect the transactions.


    CODE OF ETHICS--The Program has adopted a code of ethics containing provisions reasonably necessary to prevent its access persons from engaging in any act, practice or course of conduct which would operate as a fraud or deceit on the Program. The code is intended to provide guidance to personnel as to the minimum standards of conduct in personal securities transactions that are consistent with the Administrators' responsibilities to their clients and Program Holders and to provide assurance that those persons are in a position to act in the best interests of the Program and Holders. Access persons are required to preclear personal transactions in most securities (excepting securities issued by the U.S. or its agencies) and to report any executions of those transactions. Certain limitations are also imposed on timing of personal investments. The Compliance Director will prepare an annual report for the Program's Board of Directors of any changes to the procedures and any violations requiring significant remedial action.

    The names and addresses of the Administrators and Agent are on the back cover of this prospectus.

    Participants who have questions concerning their account or wish to obtain additional information about the Program can write the Program at the address on the back cover.


    YEAR 2000 ISSUES--Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). Like other investment companies and financial and business organizations, the Program could be adversely affected if the computer systems used by the Merrill Lynch or other Program service providers do not properly address this problem prior to January 1, 2000. Merrill Lynch has established a dedicated group to analyze these issues and to implement any systems modifications necessary to prepare for the Year 2000. Currently, Merrill Lynch does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Program at current levels. In addition, Merrill Lynch has sought assurances from the Program's other service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the Year 2000, and Merrill Lynch will continue to monitor the situation. At this time, however, no assurance can be given that the Program's other service providers have anticipated every step necessary to avoid any adverse effect on the Program attributable to the Year 2000 Problem.

-------------------------------------------
PROSPECTUS                DATED MAY 1, 1998
-------------------------------------------
THIS PROSPECTUS DOES NOT CONTAIN ALL OF THE
INFORMATION INCLUDED IN THE REGISTRATION
STATEMENT FILED WITH THE SECURITIES AND
EXCHANGE COMMISSION UNDER THE SECURITIES ACT
OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940
WITH RESPECT TO THE SHARES OFFERED HEREBY,
CERTAIN PORTIONS OF WHICH HAVE BEEN OMITTED
PURSUANT TO THE RULES AND REGULATIONS OF THE
COMMISSION. THE REGISTRATION STATEMENT INCLUDING
THE STATEMENT OF ADDITIONAL INFORMATION AND
THE EXHIBITS FILED THEREWITH MAY BE EXAMINED
AT THE OFFICE OF THE COMMISSION IN WASHINGTON,
D.C. STATEMENTS CONTAINED IN THIS PROSPECTUS
AND THE STATEMENT OF ADDITIONAL INFORMATION
AS TO THE CONTENTS OF ANY CONTRACT OR OTHER
DOCUMENT REFERRED TO ARE NECESSARILY NOT
COMPLETE, AND IN EACH INSTANCE, REFERENCE
IS MADE TO THE COPY OF SUCH CONTRACT OR
OTHER DOCUMENT FILED AS AN EXHIBIT TO THE
REGISTRATION STATEMENT OF WHICH THIS
PROSPECTUS FORMS A PART, EACH SUCH STATEMENT
BEING QUALIFIED IN ALL RESPECTS BY SUCH REFERENCE.

--------------------------------------------------
                                             INDEX
--------------------------------------------------

                                            PAGE
                                         ---------
Fee Table..............................      2
Financial Highlights...................      3
Terms and Conditions of
 Participation.........................      4
Investment Policies and
 Considerations........................      6
Redemption.............................      7
Distributions and Taxes................      7
General Information....................      8
--------------------------------------------------

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR
TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS
PROSPECTUS, AND ANY INFORMATION OR REPRESENTATION
NOT CONTAINED HEREIN MUST NOT BE RELIED UPON AS
HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT
CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF
AN OFFER TO BUY, SECURITIES IN ANY STATE TO ANY
PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER
IN SUCH STATE.


                                                THE
                                               GNMA
                                         INVESTMENT
                                       ACCUMULATION
                                            PROGRAM

                                      P.O. BOX 9051
                         PRINCETON, N.J. 08543-9051
                                     (609) 282-8501


                                    ADMINISTRATORS:

              Merrill Lynch, Pierce, Fenner & Smith
                                       Incorporated
                                      P.O. Box 9051
                         Princeton, N.J. 08543-9051
                                     (609) 282-8500

                 Prudential Securities Incorporated
                                 One New York Plaza
                               New York, N.Y. 10292
                                     (212) 778-6164

                          Dean Witter Reynolds Inc.
                 Two World Trade Center--59th Floor
                               New York, N.Y. 10048
                                     (212) 392-2222

                                  Smith Barney Inc.
                               388 Greenwich Street
                                         23rd Floor
                               New York, N.Y. 10013
                                     (212) 816-9000

                     PROGRAM AND TRANSACTION AGENT:

                               The Bank of New York
                                 101 Barclay Street
                               New York, N.Y. 10007
                                   1-(800) 221-7771

                               INDEPENDENT AUDITORS
                                   FOR THE PROGRAM:

                              Deloitte & Touche LLP
                                   117 Campus Drive
                              Princeton, N.J. 08540

                                 THE GNMA FUND
                     INVESTMENT ACCUMULATION PROGRAM, INC.
           ---------------------------------------------------------


Shares of                                    Statement of Additional Information
Common Stock                                                   dated May 1, 1998

--------------------------------------------------------------------------------


    This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus dated May 1, 1998 (the "Prospectus") of The GNMA Fund Investment Accumulation Program, Inc. (the "Program"). The Statement of Additional Information is not authorized for distribution unless accompanied or preceded by the annual report of the Program for the year ended December 31, 1997, which contains certified financial statements of the Program and is hereby incorporated by reference. The Prospectus can be obtained without charge by writing Merrill Lynch, Pierce, Fenner & Smith Incorporated, Attention:
Unit Investment Trusts, P.O. Box 9051, Princeton, N.J. 08543-9051 or calling
(609) 282-8501.


                      INVESTMENT POLICIES AND RESTRICTIONS

    As described in the Prospectus, the Program seeks to obtain safety of capital and current income through investment in a portfolio consisting primarily of mortgage-backed securities fully guaranteed as to principal and interest by GNMA ("Ginnie Maes"). The Ginnie Maes and Treasury Bills held by the Program are sometimes referred to herein as the "Securities". See Investment Policies and Considerations.

    Set forth below is a brief description of the current method of origination of Ginnie Maes; their nature, including the guarantee of the Government National Mortgage Association ("GNMA"); the basis of selection and acquisition of the Ginnie Maes held by the Program; and the expected life of the Ginnie Maes.

    ORIGINATION OF GINNIE MAES--The pool of mortgages that is to underlie a particular new issue of Ginnie Maes, such as those held by the Program, is assembled by the proposed issuer of these Ginnie Maes. This issuer is typically a mortgage banking firm, savings institutions or commercial bank and in every instance must be a mortgagee approved by and in good standing with the Federal Housing Administration ("FHA"). In addition, GNMA imposes its own criteria on the eligibility of issuers, including a net worth requirement and a requirement that a principal element of its business operation be the origination or servicing of mortgage loans.

    The mortgages which are to compose the new pool may have been originated by the issuer itself in its capacity as a mortgage lender, or they may be acquired by the issuer from a third party, such as another mortgage banker, a banking institution, the Veterans Administration ("VA"), which in certain instances acts as a direct lender and thus originates its own mortgages, or one of several other governmental agencies. All mortgages in any given pool will be insured under the National Housing Act, as amended ("FHA-insured") or Title V of the Housing Act of 1949 ("FMHA-insured") or insured or guaranteed under Chapter 37 of Title 38, U.S.C. ("VA-guaranteed"); will have a date for the first scheduled monthly payment of principal that is not more than 24 months prior to the issue date of the Ginnie Maes to be issued; will have homogeneity as to interest rate, maturity and type of dwelling (E.G., project mortgages on apartment projects and hospitals will not be mixed with 1- to 4-family mortgages); and will meet additional criteria of GNMA. All mortgages in the pools backing the Ginnie Maes in the Program's portfolio are on 1- to 4-family dwellings (amortizing over a period of up to 30 years) and the average maturities of the mortgages in those pools shall be the longest reasonably available on the market to the Transaction Agent at the time of acquisition. In general, the mortgages in these pools provide for equal monthly payments over the life of the mortgage (aside from prepayments), designed to repay the principal of the mortgage over this period, together with interest at a fixed rate on the unpaid balance.

    In seeking GNMA approval of a new pool, the issuer files with GNMA an application containing information concerning itself, describing generally the pooled mortgages, and requesting that GNMA approve the issue and issue its commitment (subject to its satisfaction with the mortgage documents and other relevant documentation) to guarantee the timely payment of principal of and interest on the Ginnie Maes to be issued by the issuer on the basis of that pool. If the application is in order, GNMA issues its commitment, assigning a GNMA pool number to the pool. Upon completion of the required documentation, including detailed information as to the underlying mortgages, a custodial agreement with a Federal or state regulated financial institution satisfactory to GNMA pursuant to which the underlying mortgages will be held in safekeeping, and a detailed guarantee agreement between GNMA and the issuer, the issuance of the Ginnie Maes is permitted, and GNMA, upon their issuance, endorses its guarantee thereon. The aggregate principal amount of Ginnie Maes issued will be equal to the then aggregate unpaid principal balances of the pooled mortgages. The interest rate borne by the Ginnie Maes is currently fixed at .5 of 1% below the interest rate of the pooled 1- to 4-family mortgages, the differential being applied to the payment of servicing and custodial charges as well as GNMA's guarantee fee.

    NATURE OF GINNIE MAES AND GNMA GUARANTEE--All of the Ginnie Maes held by the Program are of the "modified pass-through" type, the terms of which provide for timely monthly payments by the issuers to the registered holders (including the Program) of their pro rata shares of the scheduled principal payments, whether or not collected by the issuers, on account of the mortgages backing these Ginnie Maes, plus any prepayments of principal of such mortgages received, and interest (net of the servicing and other charges described above) on the aggregate unpaid principal balance of these Ginnie Maes, whether or not interest on account of these mortgages has been collected by the issuers. Ginnie Maes are guaranteed by GNMA as to timely payment of principal and interest. Funds received by the issuers on account of the mortgages backing the several issues of the Ginnie Maes are intended to be sufficient to make the required payments of principal of and interest on these Ginnie Maes but, if these funds are insufficient for that purpose, the guarantee agreements between the issuers and GNMA require the issuers to make advances sufficient for these payments. If the issuers fail to make these payments, GNMA will do so. The full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under the guarantee. The payment cycle of Ginnie Maes is 45 days between the date of security issuance and the first investor payments.

    GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized by Section 306(g) of Title III of the National Housing Act to guarantee the timely payment of principal of and interest on certificates which are based on and backed by pools of residential mortgage loans insured or guaranteed by FHA, the Farmers' Home Administration ("FMHA") or the VA. In order to meet its obligation under its guarantee, GNMA may issue its general obligations to the United States Treasury. In the event it is called upon at any time to make good its guarantee, GNMA has the full power and authority to borrow from the Treasury of the United States, if necessary, amounts sufficient to make payments of principal and interest on the Ginnie Maes. Section 306(g) provides further that the full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under any guarantee under that subsection. An opinion of an Assistant Attorney General of the United States, dated December 9, 1969, states that these guarantees "constitute general obligations of the United States backed by its full faith and credit."*

    The Ginnie Maes are based upon and backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages and, except to the extent of funds received by the issuers on account of these mortgages, the Ginnie Maes do not constitute a liability of nor evidence any recourse against the issuers, but recourse thereon is solely against GNMA. Holders of Ginnie Maes have no security interest in or lien on the pooled mortgages.

    The GNMA guarantees referred to herein relate only to payment of principal of and interest on the Ginnie Maes in the portfolio and not to the Shares in the Program.

------------------------
* Any statement in the Prospectus or the Statement of Additional Information that a Ginnie Mae is backed by the full faith and credit of the United States is based upon the opinion of an Assistant Attorney General of the United States and should be so construed.

    Neither the Agent nor the Administrators shall be liable in any way for any default, failure or defect in any Ginnie Mae.

    LIFE OF THE GINNIE MAES--In actual operation, payments received in respect of the mortgages underlying the Ginnie Maes will consist of a portion representing interest and a portion representing principal. Although the aggregate monthly payment made by the obligor on each mortgage remains constant (aside from optional prepayments of principal), in the early years the larger proportion of each payment will represent interest, while in later years, the proportion representing interest will decline and the proportion representing principal will increase, although, of course, the interest rate remains constant. Moreover, by reason of optional prepayments, payments in the early years on mortgages in the pools may be substantially in excess of those required by the amortization schedules of these mortgages; conversely, payments in later years may be substantially less since the aggregate unpaid principal balances of the underlying mortgages may have been greatly reduced.

    Monthly payments and prepayments of principal are made to the Agent in respect of the mortgages underlying the Ginnie Maes held by the Program. The proceeds of payments, prepayments and sales received by the Agent (less certain amounts deducted as described under Federal Taxes) will be reinvested and not paid out to Participants (except for capital gain and on redemption of Shares). While the mortgages on 1- to 4-family dwellings underlying the Ginnie Maes are amortized over a period of up to 30 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, owing to prepayments, is much less. Pricing of Ginnie Maes has been based upon yield assumptions grounded in the historical experience of the FHA relating to 30 year mortgages on
1- to 4-family dwellings at various interest rates (which, in general, have been lower than the rates of the Ginnie Maes held by the Program). Yield tables for Ginnie Maes utilize a 12-year average life assumption for Ginnie Mae pools of 30 year mortgages on 1- to 4-family dwellings. This assumption was derived from the FHA experience relating to prepayments on such mortgages during the period from the mid 1950's to the mid 1970's. This 12 year average life assumption was calculated in respect of a period during which mortgage lending rates were fairly stable. That assumption is probably no longer an accurate measure of the average life of Ginnie Maes or their underlying single family mortgage pools. Today, research analysts use complex formulae to scrutinize the prepayments of mortgage pools in an attempt to predict more accurately the average life of Ginnie Maes. Generally speaking, a number of factors, including mortgage market interest rates and homeowner mobility, will affect the average life of the Ginnie Maes held by the Program. Changes in prepayment patterns, which are influenced by changes in housing cycles and mortgage refinancing, could influence yield assumptions used in pricing the securities. Shifts in prepayment patterns are influenced by changes in housing cycles and mortgage refinancing and are also subject to certain limitations on the gathering of the data; it is impossible to predict how new statistics will affect the yield assumptions that determine mortgage industry norms and pricing of Ginnie Maes. Moreover, there is no assurance that the pools of mortgage loans relating to the Ginnie Maes held by the Program will conform to prepayment experience as reported by GNMA on a periodic basis, or the prepayment experience of other mortgage lenders. Accordingly, it is not possible to predict meaningfully prepayment levels on Ginnie Maes in the Program. While the value of the underlying Securities generally fluctuates inversely with changes in interest rates, it should also be noted that their potential for appreciation, which could otherwise be expected to result from a decline in interest rates, may tend to be limited by any increased prepayments by mortgagors as interest rates decline.

    PORTFOLIO TRANSACTIONS--Pursuant to the provisions of the Transaction Agency Agreement, Ginnie Maes satisfying the criteria referred to above will be purchased for the account of the Program by the Transaction Agent on a regular basis out of the net cash available to the Program for investment. Similarly, Ginnie Maes will be sold for the account of the Program by the Transaction Agent on a regular basis to satisfy the net cash requirements of the Program as described in the Prospectus.

    Under existing regulatory prohibitions the Program may not on a principal basis purchase securities from the Administrators or their affiliates or, except in the limited circumstances permitted by applicable rules of the Securities and Exchange Commission, from underwriting syndicates in which they participate. Although the Administrators and their affiliates are major factors in the market for mortgage-backed securities, this market is so large that it is not believed that the Program's ability to purchase these securities for its portfolio will be significantly affected by these prohibitions.

    The market for Ginnie Maes is very broad and liquid and, accordingly, it is not anticipated that the Transaction Agent will experience any difficulty in purchasing or selling Ginnie Maes for the account of the Program in accordance with the procedures described in the Prospectus.

    INVESTMENT RESTRICTIONS--The following investment restrictions are deemed fundamental policies of the Program and may be changed only by the vote of the lesser of (1) the holders of 67% of the Program's outstanding voting securities present at a meeting if the holders of more than 50% of the Program's outstanding voting securities are present in person or by proxy or (2) the holders of more than 50% of the Program's outstanding voting securities.

    The Program will not:

        (1) invest in securities or other investments other than Treasury Bills and Ginnie Maes of the type described in the Prospectus;

        (2) borrow money, except from banks and in an amount not to exceed immediately after such borrowing 33 1/3% of the current value of its total assets (including the amount borrowed) less its liabilities (not including any borrowings) nor pledge or hypothecate any assets except in connection with such a borrowing and in amounts not to exceed 33 1/3% of its total assets, computed on the same basis; in the event that the value of the Fund's assets, as so computed, at any time is less than 300% of the amount of borrowings outstanding, within three days thereafter (excluding Sundays and holidays) or such longer period as the Securities and Exchange Commission may prescribe, the borrowings shall be reduced to within that limit;

        (3) make loans, except through the purchase of obligations in direct placements (the purchase of obligations in other situations not being considered the making of a loan);

        (4) act as a statutory underwriter of securities, except to the extent the Program may be deemed to be an underwriter in connection with the sale of Ginnie Maes held by it, or purchase or sell real estate (except investments in mortgage-backed securities as described in the Prospectus), commodities or commodity contracts; or

        (5) enter into forward purchase agreements.

                            ADMINISTRATION AGREEMENT

    All aspects of the Program's operations including coordinating all matters relating to the functions of the Agent and any other parties performing operational functions for the Program, shall be supervised by the Administrators -- Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Prudential Securities Incorporated, Dean Witter Reynolds Inc. and Smith Barney Inc. The Administrators shall (a) provide the Program, at the Administrators' expense, with the services of such persons competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Program including duties in connection with Participant relations, reports, redemption requests and account adjustments; (b) provide the Program, at the Administrators' expense, with adequate office space and related services; and (c) to the extent required by then current Federal securities laws, regulations thereunder or interpretations thereof, pay for the printing of all Program prospectuses used in connection with the distribution and sale of the Shares. (Investment companies may pay these expenses only when an agreement to that effect has been approved by Participants and subject to various other conditions. The Sponsors of the Unit Trust Series for which the Program serves as a reinvestment vehicle have agreed to pay these expenses as long as the Program and the Administrators are prohibited from doing so without such an agreement. The Program has not directly or indirectly paid these expenses.) The names of directors and officers of the Program who are affiliated with any of the Administrators are asterisked under "Directors and Officers" below. The Program has agreed to pay a monthly administration fee to the Administrators at the annual rate of 0.2% of the value of the Program's average daily net assets from the beginning of the year to the end of such month. Such fees aggregated $427,683, $421,285 and $404,394 during 1995-1997, respectively. The fee so payable is allocated among the four Administrators in the following respective percentages: Merrill Lynch, 58%; Prudential Securities, 16%; Dean Witter Reynolds, 16%; and Smith Barney, 10%. The allocation of the administration fee among the Administrators is subject to change in accordance with the provisions of the Administration Agreement.


    The Program pays all other costs and expenses incurred in connection with its organization and operations, including: fees of the Administrators, Agent, transfer agent, custodian and dividend disbursing agent and Transaction Agent; costs of printing and mailing stock certificates, Participant reports, proxy material and (except to the extent borne by the Administrators) prospectuses; statements of additional information; legal and auditing fees; costs and expenses of the sale, issue and redemption of its Shares (including fees and expenses of registering the Shares under Federal and state securities laws); fees and expenses of unaffiliated directors; costs of accounting and pricing services (including the daily calculation of net asset value); interest, brokerage costs, insurance and taxes. If the Program's expenses for any fiscal year (including the Administrator's fee but excluding interest, taxes, brokerage fees and extraordinary expenses) exceed the lesser of either (a) 1 1/2% of the Program's average daily net assets up to $30,000,000 and 1% of its average daily net assets thereover or (b) 25% of its total investment income, the Administrators, according to their respective percentages, will reimburse the Program for such excess.

    The Administration Agreement provides that the use of the name "The GNMA Fund Investment Accumulation Program" by the Program is non-exclusive and that the Administrators may allow other persons, including other investment companies, to use that name. The right to use that name may also be withdrawn by the Administrators, in which event the Administrators have agreed to present the question of continuing the Administration Agreement to a vote of the Participants of the Program.


    The Administration Agreement will continue from year to year if approved at least annually either (i) by a vote of a majority of the Shares or (ii) by the Board of Directors and, in each case, by vote of a majority of those directors who are not parties to such Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval. It was most recently approved by Participants on August 24, 1987 and by the Board of Directors (including all of the noninterested directors) on August 19, 1997. The Administration Agreement provides that the Administrators shall have no liability to the Program or any Participant for any error of judgment, mistake of law or any loss arising out of any act or omission in the performance by the Administrators of their duties under such Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the Administrators' part or from reckless disregard by the Administrators of their obligations and duties under such Agreement. The Administration Agreement automatically terminates upon its assignment and is terminable, without penalty, by the Board of Directors of the Program or by vote of the holders of a majority of the Shares on 60 days' written notice to the Administrators and by the Administrators on 90 days' written notice to the Program. The Administrators' right to terminate could operate to the disadvantage of or work a hardship on the Program.


    Merrill Lynch has been appointed by the other Administrators as agent for purposes of taking any action under the Administration Agreement with respect to the Program by power of attorney executed by such Administrators and filed with the Agent and the Transaction Agent. Provision is also made under the Administration Agreement that if the Administrators are unable to agree in respect to action to be taken jointly by them thereunder or cannot agree as to which Administrators shall continue to act as Administrators, then Merrill Lynch shall continue to act as sole Administrator. Similarly, if one or more of the Administrators fail to perform their duties under the Administration Agreement or become incapable of acting or become bankrupt or if their affairs are taken over by public authorities, then each such

Administrator shall be automatically discharged under the Administration Agreement, and the remaining Administrators shall act as sole Administrators.

    The Administration Agreement is nonexclusive and the Administrators, as well as their affiliates, may furnish similar administrative services to other clients, including other investment accumulation programs. The fees charged to these clients may vary in accordance with the type of client and services rendered.


    Each Administrator is a Delaware corporation and is engaged in the underwriting, securities and commodities brokerage business, and is a member of the New York Stock Exchange, Inc., other major securities exchanges and commodity exchanges, and the National Association of Securities Dealers, Inc. Merrill Lynch, Pierce, Fenner & Smith Incorporated and Merrill Lynch Asset Management, a Delaware corporation, each of which is a subsidiary of Merrill Lynch & Co., Inc., are engaged in the investment advisory business. Smith Barney Inc., an investment banking and securities broker-dealer firm, is an indirect wholly-owned subsidiary of The Travelers Inc. Prudential Securities Incorporated, a wholly-owned subsidiary of Prudential Securities Group Inc. and an indirect wholly-owned subsidiary of the Prudential Insurance Company of America, is engaged in the investment advisory business. Dean Witter Reynolds Inc., a principal operating subsidiary of Morgan Stanley, Dean Witter, Discover & Co., is engaged in the investment advisory business. Each Administrator, or one of its predecessor corporations, has acted as Sponsor of a number of series of unit investment trusts, including GNMA Series. Each has acted as principal underwriter and managing underwriter of other investment companies. Each Administrator, in addition to participating as a member of various selling groups or as an agent of other investment companies, executes orders on behalf of investment companies for the purchase and sale of securities of such companies and sells securities to such companies in its capacity as broker or dealer in securities.

                             DIRECTORS AND OFFICERS

    The ultimate responsibility for the Program's administration rests with its Board of Directors, which shall meet at least quarterly to oversee the implementation of the Program's policies and which must approve the renewal of the Administration Agreement. Listed below are the directors and officers of the Program, their addresses and principal occupations during the past five years.


                                                 POSITIONS HELD               PRINCIPAL OCCUPATIONS DURING
NAME AND ADDRESS                                 WITH REGISTRANT                    PAST FIVE YEARS
------------------------------------------  -------------------------  ------------------------------------------
Michael J. Perini*........................   President and Director    1st Vice President, Senior Director of
  P.O. Box 9051                                                        Defined Asset Funds Division, Merrill
  Princeton, N.J. 08543-9051                                           Lynch, Pierce, Fenner & Smith Incor-
                                                                       porated (securities firm)
Leonard I. Shankman.......................          Director           Private Investor; Director, Standard
  P.O. Box M                                                           Security Life Insurance Co. of New York
  Millbrook, N.Y. 12545
Robert A. Kavesh..........................          Director           Marcus Nadler Professor of Finance and
  Stern School of Business                                             Economics, Stern School of Business of New
  New York University                                                  York University; Director, Del
  44 West 4th Street                                                   Laboratories, Inc. (cosmetics and
  New York, New York 10012-1126                                        pharmaceuticals). Trustee, Neuberger &
                                                                       Berman Income Funds.
Philip G. Milot*..........................      Vice President**       Director, Manager of Purchasing Department
  P.O. Box 9051                                                        of Defined Asset Funds Division, Merrill
  Princeton, N.J. 08543-9051                                           Lynch, Pierce, Fenner & Smith Incorporated
                                                                       (securities firm)
Gerard J. Fenerty*........................          Treasurer          Director, Chief Administrative Officer and
  P.O. Box 9051                                                        formerly Comptroller, Defined Asset Funds
  Princeton, N.J. 08543-9051                                           Division, Merrill Lynch, Pierce, Fenner &
                                                                       Smith Incorporated (securities firm)
Teresa A. Koncick*........................          Secretary          Vice President and Senior Counsel of
  P.O. Box 9051                                                        Defined Asset Funds Division, Merrill
  Princeton, NJ 08543-9051                                             Lynch, Pierce, Fenner & Smith Incor-
                                                                       porated (securities firm)


------------------------

 * An interested person, as defined in the Investment Company Act of 1940, of the Program.

** Mr. Milot advises the Transaction Agent with respect to the solicitation of bids to buy and sell securities on behalf of the Program, subject to the formula described under Transaction Agent in the Prospectus, and as to which dealer should effect the transactions.


    The Program's Audit Committee consists of the directors who are not interested persons of the Program. On March 31, 1998, Shares of the Program owned by all officers and directors of the Program aggregated less than 1% of the total of such Shares then outstanding. The Program pays each unaffiliated director an annual fee of $5,500. These directors are not directors of any other funds in the same fund complex. For the year ended December 31, 1997, the fees aggregated $11,000.

                                NET ASSET VALUE


    The net asset value per Share of the Program is determined on any business day on which a purchase or redemption order is received, by dividing the net assets of the Program by the number of its outstanding Shares. The term "business day", as used in the Prospectus and Statement of Additional Information, excludes Saturdays, Sundays and the following holidays as observed by the New York State Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas; and the following Federal holidays: Columbus Day and Veterans' Day. The net assets of the Program are its gross assets less its liabilities as determined in accordance with generally accepted accounting principles. It is the ultimate responsibility of the Board of Directors of the Program to establish standards for the valuation of the Portfolio securities for purposes of determining the net asset value of the Program. The Program has made arrangements with Interactive Data Corporation (the "Evaluator"), 14 Wall Street, New York, New York 10005 to furnish to the Program and the Agent on each business day (as of 3:30 P.M. New York time) estimated values of portfolio Securities for purposes of computation of net asset value of the Shares. The Board of Directors has examined the methods used by the Evaluator in estimating the value of portfolio Securities and believes that such methods reasonably and fairly approximate the prices at which portfolio Securities may be sold and will result in a good faith determination of the fair value of the Securities; however, there is no assurance that the portfolio Securities can be sold at the prices at which they are valued.


    Due to the nature of the secondary market for Ginnie Maes it is unlikely that current last sale transactions or unsolicited bids will be regularly available for most of the Securities in the Portfolio. The method used by the Evaluator to value such portfolio Securities is to obtain "quotes" on other mortgage-backed securities guaranteed by GNMA with comparable interest rates and maturities, and to value the Securities similarly. These values are not bids or actual last sale prices, but are estimates of the price at which the Evaluator believes the Program could sell such portfolio Securities.

    Securities with respect to which a last sale transaction is available shall be valued by the Evaluator at such last sale transaction unless in its judgment such last sale transaction does not fairly and accurately represent the price at which these Securities may be sold. If there are current unsolicited bids outstanding for portfolio Securities with respect to which there are no such last sale transactions, the Evaluator will value these Securities within the range of bid and asked prices it considers to best represent the price at which these Securities can be sold in light of the then existing circumstances, unless in its judgment this range does not fairly and accurately represent the range in which these Securities may be sold.

    While securities of the type included in the Program's Portfolio involve minimal risk of loss of principal, due to variations in interest rates the market value of the Securities and net asset value can be expected to fluctuate during the period of an investment in the Program.

                                   REDEMPTION

    Participants have the right to redeem their Shares at net asset value, as next determined after receipt of a proper tender, by surrendering the certificates therefor properly endorsed with the signatures guaranteed by an eligible guarantor institution together with a request for redemption at the office of the Agent, The Bank of New York, P.O. Box 974, New York, New York 10268-0974. If certificates have not been issued, only delivery of the request for redemption (with signature guaranteed as set forth above) is required. The Program has arranged, however, for an exemption from the signature guarantee requirement for redemptions involving less than $5,000 on the date of receipt by the Agent of all the necessary documents where the proceeds are to be reinvested through one of the Administrators in units of a Series of Government Securities Income Fund, Municipal Investment Trust Fund, Defined Assets Funds, Corporate Income Fund, Equity Investor Fund or the International Bond Fund which are to be registered in the names of the registered owners of the Shares. This exemption may be reduced or eliminated without prior notice. A guarantee of each Participant's signature is required for all redemptions, regardless of the amount involved, where the proceeds are to be paid to Participants or where the units to be purchased are to be registered in names different from those of the registered owners of the Shares.

    The redemption price will be the net asset value next determined after either (i) the certificates are tendered for redemption or (ii) if no certificates have been issued, a request for redemption is received in good order as set forth above. The price received upon redemption may be more or less than the amount paid by the Participant depending on the net asset value of the Shares at the time of redemption. Payment of the redemption price must be made within seven days after proper tender, except as described below.

    The right of redemption may be suspended or payment postponed during any period when the New York Stock Exchange is closed, other than customary weekend and holiday closings; when trading on the Exchange is restricted or an emergency exists, in each case as determined by rules and regulations of the Securities and Exchange Commission; or during any period when the Securities and Exchange Commission has by order permitted such suspension.

    The Program has elected to be obligated to pay in cash redemptions during any 90-day period for any one Participant up to the lesser of $250,000 or 1% of the Program's net asset value. Payments in excess of such amount will normally be made in cash. If, however, the Board of Directors determines that liquidation of the Program's holdings is impracticable or that such payment in cash would be adverse to the interests of the remaining Participants, such payment may be made in whole or in part in Securities. The value of any Securities distributed in payment for tendered Shares shall be deemed to be their value used in determining the net asset value of the Shares at the time they were tendered for redemption. If Securities rather than cash are distributed, the Participant will incur brokerage charges or their equivalent in dealer markdowns in liquidating these Securities.

    Any of the Administrators may accept orders from dealers with whom it has satisfactory agreements for the repurchase of Shares held by Participants. Repurchase orders received by the dealer prior to 3:30 p.m. on any business day and by the Administrator prior to the close of its business day (4:00 p.m., New York City time) are redeemed at the price determined as of 3:30 p.m. on such day. As orders not received from the dealer by such time will be treated as being received after 3:30 p.m. and therefore sold at the price next computed thereafter, it is the responsibility of the dealers to transmit orders so that they will be received by the Administrator prior to its close of business. This repurchase arrangement is discretionary and may be withdrawn. There is no additional charge for repurchases.

    Due to the high cost of maintaining Participant accounts of less than $500, the Program reserves the right to redeem Shares in any account for their then current net asset value (which will be paid promptly to the Participant) if at any time the total investment of such Participant does not have a net asset value of at least $500 and the Participant owns no Units of a Unit Trust Series or has elected that no distributions on any such Units owned by such Participant be invested in Shares. Before any such redemption is effected, the Participant will be given 30 days' written notice, during which period he will be entitled to elect to have distributions on Units owned by such Participant invested in Shares or to purchase Shares to bring his account up to a net asset value of $500 and thereby avoid such redemption.

                                 FEDERAL TAXES

    The Program has qualified and intends to continue to qualify for the special tax treatment applicable to "regulated investment companies" under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification and election as a "regulated investment company" involve no supervision of investment policy or management by any government agency. If the Program qualifies as a "regulated investment company" and distributes to Participants 90% or more of its taxable income excluding its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to Federal income tax on the portion of its taxable income (including any net capital gain) distributed to Participants in a timely manner. In addition, the Program will not be subject to the 4% excise tax on certain undistributed income of "regulated investment companies" to the extent it distributes to Participants in a timely manner at least 98% of its taxable income (including any net capital gain). The Program expects to distribute all its net ordinary income and all its capital gain net income (I.E., the excess of capital gain over capital loss) in a timely manner. As a result, it is anticipated that the Program will not be subject to Federal income tax or the excise tax. Any capital loss is deductible by the Program only to the extent of capital gain; any excess capital loss may be carried forward to future taxable years. As of December 31, 1997, the Program had a capital loss carryforward of approximately $84,000 ($19,000 in 1998, $9,000 in 1999 and $56,000 in 2000), which will be available to offset a like amount of future capital gains. Although all or a portion of the Program's taxable income (including any net capital gain) may be distributed shortly after the end of the calendar year, such a distribution will be treated for Federal income tax purposes as having been received by Participants during the calendar year.


    Distributions of the Program's net capital gain (designated as capital gain dividends by the Program) will be taxable to Participants as long-term capital gain, regardless of the time the Participant has held the Shares. Distributions to Participants of the Program's interest income, gain that is treated as ordinary income under the market discount rules and any net short-term capital gain in any year will be taxable as ordinary income to Participants to the extent of the Program's taxable income (other than income attributable to its net capital gain) for that year. Any excess will be treated as a return of capital and will reduce the Participant's basis in his Shares and, to the extent that such distributions exceed his basis, will be treated as a gain from the sale of his Shares as discussed below. It is anticipated that substantially all of the distributions of the Program's interest income, ordinary gain and any net short-term capital gain will be taxable as ordinary income to Participants. Distributions which are taxable as ordinary income to Participants will constitute dividends for Federal income tax purposes, but will not be eligible for the dividends-received deduction for corporations.


    A Participant, other than a dealer or financial institution, will generally recognize capital gain or loss when the Participant sells or redeems his Shares. In the case of a distribution of Securities to a Participant upon redemption of his Shares, gain or loss will generally be recognized in an amount equal to the difference between the investor's tax basis in his Shares and the fair market value of the Securities received in redemption. Net capital gain may be taxed at a lower rate than ordinary income for certain individuals and other noncorporate taxpayers. Any such capital gain or loss is long-term if the Participant has held his Shares for more than one year and short-term if held for one year or less. Net capital gain may be taxed at a lower rate than ordinary income for certain noncorporate investors, and noncorporate investors who have held their Shares for more than 18 months may be entitled to a 20% maximum capital federal tax rate for gains from the sale or redemption of these Shares. However, any capital loss arising from the sale or redemption of Shares held for six months or less shall be treated as a long-term capital loss to the extent of the amount of capital gain dividends previously distributed by the Program to the Participant; for this purpose, the special rules of Section 246(c)(3) and (4) of the Code shall apply in determining the holding period of the Shares. The deduction of capital losses is subject to limitations. Investors should consult their tax advisers regarding these matters.


    The Federal tax status of each year's distributions will be reported to Participants and to the Internal Revenue Service. The foregoing discussion relates only to the Federal income tax status of the Program and to the tax treatment of distributions by the Program to U.S. Participants. Participants who are not U.S. citizens or residents should be aware that distributions from the Program generally will be subject to a withholding tax of 30%, or a lower treaty. Because interest income of the type received by the Program would generally not be subject to withholding if received directly by a Foreign Participant, an investment in the Program is likely to be appropriate for a Foreign Participant only when that Foreign Participant can utilize a foreign tax credit or corresponding benefit in respect of such withholding tax. Foreign Participants should consult their own tax advisers to determine whether investment in the Program is appropriate. Distributions may also be subject to state and local taxation and Participants should consult their own advisers in this regard.

    Distributions from the Program will be taxed in the manner described above regardless of whether such distributions are actually received by the Participant or are reinvested in additional Shares.

                             PORTFOLIO TRANSACTIONS


    Transactions in mortgage-backed securities guaranteed by GNMA are generally made through securities dealers acting as principals, although the Program may purchase or sell such securities in brokerage transactions. Subject to the power of the Securities and Exchange Commission to take appropriate exemptive action, the Program is prohibited from engaging in securities transactions with the Administrators or any of their affiliates acting as principals (although they may do so on a brokerage basis) and from purchasing securities in underwritten offerings in which the Administrators or any of their affiliates participate as an underwriter. While there is no undertaking or agreement to do so, the Transaction Agent, which is responsible for selecting securities dealers to effect transactions for the Program's portfolio, subject to the policy of seeking the most favorable prices and executions, may allocate securities transactions among various dealers on the basis of supplementary statistical information and price quotation and other services furnished to it. Such statistical information may be used in providing services for all of the accounts for which it acts and it is not possible to relate the benefits of such information to any particular account. During its three fiscal years ended December 31, 1997, the Program did not pay any brokerage commissions.


                              GENERAL INFORMATION

    The Program Agent, whose address appears on the back cover, holds the Program's assets as custodian. The Program Agent as custodian is authorized to hold Bills in an account with the U.S. Treasury Book Entry System and Ginnie Maes in an account with the Participants Trust Company. These accounts will include only assets held for customers.

    LEGAL OPINION -- The validity of the Shares offered hereby has been passed upon for the Program by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017. Such counsel have relied as to matters of Maryland law on an opinion of Weinberg & Green LLC, 100 South Charles Street, Baltimore, Maryland 21201. Davis Polk & Wardwell have acted as special counsel in connection with the public offerings of Units of the Unit Trust Series.


    AUDITORS AND FINANCIAL STATEMENTS -- Deloitte & Touche LLP, independent auditors for the Program, have audited the statement of assets and liabilities, including the schedule of investments, of the Program as of December 31, 1997 and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years in the five year period ended December 31, 1997 as stated in their independent auditors' report appearing in the annual report of the Program for the year ended December 31, 1997 which has been incorporated by reference in this Statement of Additional Information.

---------------------------------------------
                                 STATEMENT OF
                       ADDITIONAL INFORMATION
                            DATED MAY 1, 1998
---------------------------------------------



---------------------------------------------
                                        INDEX
---------------------------------------------

                                         PAGE
                                         ----
INVESTMENT POLICIES AND RESTRICTIONS......  1
ADMINISTRATION AGREEMENT..................  4
DIRECTORS AND OFFICERS....................  7
NET ASSET VALUE...........................  8
REDEMPTION................................  8
FEDERAL TAXES.............................  9
PORTFOLIO TRANSACTIONS.................... 11
GENERAL INFORMATION....................... 11
 --------------------------------------------


                                          THE
                                         GNMA
                                   INVESTMENT
                                 ACCUMULATION
                                      PROGRAM

                                P.O. Box 9051
                   Princeton, N.J. 08543-9051
                               (609) 282-8501

                              ADMINISTRATORS:
        Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated
                                P.O. Box 9051
                   Princeton, N.J. 08543-9051
                               (609) 282-8500

           Prudential Securities Incorporated
                           One New York Plaza
                         New York, N.Y. 10292
                               (212) 778-6164

                    Dean Witter Reynolds Inc.
                       Two World Trade Center
                                   59th Floor
                         New York, N.Y. 10048
                               (212) 392-2222

                            Smith Barney Inc.
                         388 Greenwich Street
                                   23rd Floor
                         New York, N.Y. 10013
                               (212) 816-4000

               PROGRAM AND TRANSACTION AGENT:
                         The Bank of New York
                           101 Barclay Street
                         New York, N.Y. 10007
                             1-(800) 221-7771

                         INDEPENDENT AUDITORS
                             FOR THE PROGRAM:
                        Deloitte & Touche LLP
                             117 Campus Drive
                        Princeton, N.J. 08540

                                     PART C

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

    (a) Financial Statements

        Contained in Part A:


           Financial Highlights for each of the years in the ten-year period ended December 31, 1997.


        Contained in Annual Report (incorporated by reference into Part B):


           Schedule of Investments as of December 31, 1997



           Statement of Assets and Liabilities as of December 31, 1997



           Statement of Operations for the year ended December 31, 1997



           Statements of Changes in Net Assets for the years ended December 31, 1997 and 1996



           Financial Highlights for each of the years in the five-year period ended December 31, 1997


    (b) Exhibits:

   EXHIBIT
   NUMBER                                                 DESCRIPTION
------------  ----------------------------------------------------------------------------------------------------

 (1)          --Amended and Restated Articles of Incorporation of Registrant (incorporated by reference to Exhibit
                1 to Amendment No. 1 to Form N-8B-1 of Registrant, 1940 Act File No. 811-2788).
 (2)          --By-Laws of the Registrant (incorporated by reference to Exhibit 77Q to Registrant's Form N-SAR for the period ending 12/31/88, 1940 Act File No. 811-2788).
 (3)          --Not applicable
 (4)          --Form of Stock Certificate (incorporated by reference to Exhibit 4(a) to Amendment No. 1 to Form
                N-8B-1 of Registrant, 1940 Act File No. 811-2788).
 (5)          --Not applicable
 (6)          --Not applicable
 (7)          --Not applicable
 (8)(a)       --Form of Custody Agreement between The Bank of New York and Registrant (incorporated by reference to Exhibit (1)(8) to Amendment No. 1 to Form S-5 of the Registrant, 1933 Act File No. 2-60367),
                subject to Amendatory Agreements (below).
   (b)        --Form of Amendatory Agreement dated as of March 18, 1980 between The Bank of New York and
                Registrant (incorporated by reference to Exhibit (8)(a) to Amendment No. 3 to Form N-1 of the
                Registrant, 1933 Act File No. 2-60367).
   (c)        --Form of Amendatory Agreement dated as of March 25, 1987 between The Bank of New York and
                Registrant (incorporated by reference to Exhibit 8(c) to Amendment No. 11 to Form N-1A of the
                Registrant, 1933 Act File No. 2-60367).
   (d)        --Form of Amendatory Agreement dated as of August 21, 1990 between The Bank of New York and
                Registrant (incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 16 to Form
                N-1A of the Registrant, 1933 Act File No. 2-60367).
 (9)(a)       --Form of Administration Agreement by and among the Registrant, Merrill Lynch, Pierce, Fenner &
                Smith Incorporated, Prudential-Bache Securities Inc., Dean Witter Reynolds Inc. and Shearson
                Lehman Brothers Inc. (incorporated by reference to Exhibit 77Q to Registrant's Form N-SAR for the period ending 12/31/87, 1940 Act File Number 811 -2788).
   (b)(1)     --Forms of Program Agency Agreement between The Bank of New York and Registrant (incorporated by reference to Exhibit (1)(9) to Amendment No. 1 to Form S-5 of Registrant, 1933 Act File No.
                2-60367), subject to Amendatory Agreement (below).

   EXHIBIT
   NUMBER                                                 DESCRIPTION
------------  ----------------------------------------------------------------------------------------------------
   (b)(2)     --Form of Amendatory Agreement dated as of March 18, 1980 between Registrant and The Bank of New
                York (incorporated by reference to Exhibit (9)(1) to Amendment No. 3 to Form N-1 of the
                Registrant, 1933 Act File No. 2 -60367).
   (c)        --Form of Transaction Agency Agreement between the Registrant and Bank of New York dated June 23,
                1992 (incorporated by reference to Exhibit 9(c) to Amendment No. 18 on Form N-1A of the
                Registrant, 1933 Act File No. 2-60367).
(10)          --Opinions of Davis Polk & Wardwell and Weinberg & Green LLC (incorporated by reference to
                Registrant's Rule 24f-2 Notice).
(11)(a)       --Consent of Deloitte & Touche LLP, independent auditors for the Registrant (filed herewith)
                (contained herein as page C-4 of the Registration Statement).
   (b)        --Consent of Interactive Data (filed herewith)
(12)          --Not applicable
(13)          --Not applicable
(14)          --Not applicable
(15)          --Not applicable
(16)          --Not applicable

ITEM 25. PERSONS CONTROLLED BY OR UNDER CONTROL WITH REGISTRANT

    Not applicable


ITEM 26. NUMBER OF HOLDERS OF SECURITIES AS OF MARCH 31, 1998:



TITLE OF CLASS                                                         NUMBER OF FUND HOLDERS
---------------------------------------------------------------------  -----------------------
Capital Stock, $.01 per value........................................          32,327*



* Including holders whose accounts are held of record by Merrill Lynch, Pierce, Fenner & Smith, Incorporated.


ITEM 27. INDEMNIFICATION

    Article IX of the By-Laws of Registrant is incorporated by reference to
Exhibit 77Q to Registrant's Form N-SAR for the period ending 12/31/88 (1940 Act File No. 811-2788).

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    Not applicable

ITEM 29. PRINCIPAL UNDERWRITERS

    Not applicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

    All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the offices of Registrant and The Bank of New York.

ITEM 31. MANAGEMENT SERVICES

    Other than as set forth under "Administration Agreement" in the Statement of Additional Information constituting Part B of this Registration Statement, Registrant is not party to any management-related service contract.

ITEM 32. UNDERTAKINGS

    The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request, and without charge.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The GNMA Fund Investment Accumulation Program, Inc., certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 29th day of April, 1998.


                                          THE GNMA FUND INVESTMENT ACCUMULATION
                                            PROGRAM, INC.
                                            (Registrant)

                                          By       /s/ MICHAEL J. PERINI
                                             ...................................

                                                     Michael J. Perini
                                                         PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                     SIGNATURE                                         TITLE                           DATE
---------------------------------------------------  ------------------------------------------  ----------------

         /s/ MICHAEL J. PERINI                       President and Director (Principal             April 29, 1998
 ...................................................    Executive Officer)
                (Michael J. Perini)

        /s/ GERARD J. FENERTY                        Treasurer (Principal Financial and            April 29, 1998
 ...................................................    Accounting Officer)
                 Gerard J. Fenerty

        /s/ ROBERT A. KAVESH                         Director                                      April 29, 1998
 ...................................................
                 Robert A. Kavesh

       /s/ LEONARD I. SHANKMAN                       Director                                      April 29, 1998
 ...................................................
                Leonard I. Shankman

INDEPENDENT AUDITORS' CONSENT

THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.:


We consent to the incorporation by reference in this Post-Effective Amendment No. 23 to Registration Statement No. 2-60367 of our report dated February 23, 1998 appearing in the annual report to shareholders of The GNMA Fund Investment Accumulation Program, Inc. for the year ended December 31, 1997, and to the references to us under the captions "Financial Highlights" in the Prospectus and "General Information--Auditors and Financial Statements" in the Statement of Additional Information, which are parts of such Registration Statement.



DELOITTE & TOUCHE LLP
Princeton, New Jersey
April 29, 1998